SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               February 4, 2003
         ------------------------------------------------------------
               Date of Report (Date of earliest event reported)



                               Primary PDC, Inc.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                     1-4085                   04-1734655
-------------------------------      ---------------        -------------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)



           1265 Main Street, Waltham, Massachusetts        02451
         ------------------------------------------------------------
          (Address of principal executive offices)        (Zip Code)



                                 781-386-2000
         ------------------------------------------------------------
             (Registrant's telephone number, including area code)



                             POLAROID CORPORATION
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

As previously reported to the Commission, on October 12, 2001, Polaroid Corporation and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Court") in Wilmington, Delaware.

On February 4, 2002, Primary PDC, Inc., formerly known as Polaroid Corporation (the "Company"), and its U.S. subsidiaries filed a monthly operating report (see Exhibit 99.1 below) for the period from December 2, 2002 through December 31, 2002 with the Court as required by the Court. On February 5, 2002, the Company filed an Amendment thereto (see Exhibit 99.2 below).

Item 7(c).  Exhibits

Exhibit 99.1 Monthly operating report for the period from December 2, 2002 through December 31, 2002 for the Company and its U.S. subsidiaries.

Exhibit 99.2 Amendment to monthly operating report for the period from December 2, 2002 through December 31, 2002 for the Company and its U.S. subsidiaries.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PRIMARY PDC, INC.
                                                  (Registrant)


                                             By: /s/ Kevin Pond
                                                ------------------------------
                                                Kevin Pond
                                                President

   Dated: February 13, 2003

                                                                  EXHIBIT 99.1

                     IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - -x
                                       :
In re:                                 :    Chapter 11
                                       :
POLAROID CORPORATION,                  :    Case No. 01-10864 (PJW)
         et al.,                       :
                                       :    Jointly Administered
                           Debtors.    :
                                       :
- - - - - - - - - - - - - - - - - - - -x

               NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
            PERIOD FROM DECEMBER 2, 2002 THROUGH DECEMBER 31, 2002


         PLEASE TAKE NOTICE that on February 4, 2003, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the Monthly Operating Reports of Polaroid Corporation, et al., for the period from December 2, 2002 through December 31, 2002, attached hereto as Exhibit A (the "Monthly Operating Reports").

         PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        February 4, 2003

                                    /s/ Mark L. Desgrosseillers
                                    ________________________________________
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Mark L. Desgrosseilliers (I.D. No. 4083)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                            - and -

                                    Eric W. Kaup
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                        & FLOM (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606
                                    (312) 407-0700

                                    Attorneys for Debtors and
                                      Debtors-in-Possession

                                  EXHIBIT A

                     TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
                 UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                      FOR PERIOD ENDED December 31, 2002



Debtors Names:                                                  Case Number:

Polaroid Corporation                                            01-10864
Inner City, Inc.                                                01-10865
Polaroid Asia Pacific Limited                                   01-10866
Polaroid Latin America Corp.                                    01-10867
Polaroid Digital Solutions, Inc.                                01-10868
Polaroid Eyewear, Inc.                                          01-10869
Polaroid ID Systems, Inc.                                       01-10870
Polaroid Malaysia Limited                                       01-10871
PRD Capital, Inc.                                               01-10872
PRD Investment, Inc.                                            01-10874
International Polaroid Corporation                              01-10875
Mag-Media Ltd.                                                  01-10876
PMC, Inc.                                                       01-10877
Polaroid Asia Pacific International, Inc.                       01-10878
Polaroid Dry Imaging, LLC                                       01-10879
Polaroid Eyewear FarEast, Inc.                                  01-10881
Polaroid Memorial Drive, LLC                                    01-10882
Sub Debt Partners Corp.                                         01-10883
Polaroid Online Services, Inc.                                  01-10884
Polaroid Partners, Inc.                                         01-10885
Polint, Inc.                                                    01-10886



As President of Primary PDC, Inc. (formerly Polaroid Corporation), I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

    Balance Sheet
    Statement of Cash Receipts and Cash Disbursements
    Statement of Postpetition Taxes

    along with the debtor questionnaire and that this information has been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in December 2002.)

Primary PDC, Inc. (formerly Polaroid Corporation) under my direction and supervision prepared the attached monthly report. Primary PDC, Inc. (formerly Polaroid Corporation) verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.



Dated:   January 27, 2003                          /s/ Kevin Pond
                                            --------------------------------
                                                 Debtor in Possession

                                            Title: President

                                            Phone Number: (781) 386-2000

                             POLAROID CORPORATION
                             DEBTOR QUESTIONNAIRE
                                 December 2002


Must be completed each month                                                          Yes            No
----------------------------                                                          ---            --

1.   Have any assets been sold or transferred outside the normal course of                            No
     business this reporting period? If yes, provide an explanation below.

2.   Have any funds been disbursed from any account other than a debtor in                            No
     possession account this reporting period? If yes, provide an explanation below. Note: All cash disbursements for the month of December 2002 were made in the Polaroid Corporation (renamed Primary PDC, Inc.) entity. No other cash disbursements were made in December 2002 by the other Debtor companies.

3.   Have all postpetition tax returns been timely filed? If no, provide an         Yes (A)
     explanation below.

     (A) As previously reported in the December 2001 report to the Bankruptcy
     Court, Primary PDC, Inc. (formerly Polaroid Corporation), with the approval of the Court, sold its large government identification business assets to Digimarc Corporation ("Digimarc"). In three states where the assets that were sold are located, Primary PDC, Inc. could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC. If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Primary PDC, Inc. who would not have to pay a sales tax on the sale.

     As of the date of this report, Primary PDC, Inc. has not received any resale certificates from Digimarc. However, Digimarc has applied for them. Primary PDC, Inc. has filed the state sales tax returns for the period in question without remitting sales tax to the three states.
     Primary PDC, Inc. expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc, Primary PDC, Inc.
     would owe the three states approximately $600,000 plus interest. Although
     Primary PDC, Inc. believes such an outcome would be unlikely, Primary
     PDC, Inc. has sufficient cash to cover any adverse conclusion on this matter.

4.   Are workers compensation, general liability and other necessary insurance         Yes
     coverages in effect? If no, provide an explanation below.


                        POLAROID CORPORATION                                                                        Exhibit A
                PROFESSIONAL FEE PAYMENT SUMMARY


PROFESSIONAL VENDOR                                                  Nov, 2001    Dec, 2001   Jan, 2002  Feb, 2002     Mar, 2002
-------------------                                                  ---------    ---------   ---------  ---------     ---------

Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                                          $965,791
Zolfo Cooper, LLC                                                                                          340,166        225,000
KPMG LLP
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.                                                                                      335,796
Miller, Buckfire, Lewis
Donlin, Recano & Company, Inc.                                           19,500                             85,611         25,000
Akin, Gump, Strauss, Hauer & Feld, L..L..P.
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                                                     351,399
Groom Law Group
McShane
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC

                                                                  ---------------------------------------------------------------
       TOTAL PROFESSIONAL VENDOR                                        $19,500          $0          $0   $777,176     $1,551,587
                                                                  ---------------------------------------------------------------

                                                                  ---------------------------------------------------------------
TOTAL ORDINARY COURSE PROFESSIONAL VENDOR                                    $0          $0      $8,400         $0             $0
                                                                  ---------------------------------------------------------------

                                                                  ---------------------------------------------------------------
       TOTAL ALL PROFESSIONALS                                          $19,500          $0      $8,400   $777,176     $1,551,587
                                                                  ===============================================================


[Table Continued]
PROFESSIONAL VENDOR                                                Apr, 2002   May, 2002   June, 2002     July, 2002   August, 2002
-------------------                                                ---------   ---------   ----------     ----------   ------------

Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                               $552,209   $1,049,686
Zolfo Cooper, LLC                                                     304,000     286,000       547,000        256,834      263,542
KPMG LLP                                                                          320,269        14,953                      86,663
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.                                                                           711,204
Miller, Buckfire, Lewis
Donlin, Recano & Company, Inc.                                         30,000      55,000        98,000                     118,285
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                           264,468                   324,000        214,532      111,431
Young Conaway Stargatt & Taylor LLP                                                                                  0
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                130,000     125,000       130,000        378,601
Groom Law Group                                                                                 200,000
McShane                                                                 9,666      20,479                                     4,966
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC
                                                                  -----------------------------------------------------------------
       TOTAL PROFESSIONAL VENDOR                                     $738,134    $806,748    $1,313,953     $2,113,380   $1,634,573
                                                                  -----------------------------------------------------------------

                                                                  -----------------------------------------------------------------
TOTAL ORDINARY COURSE PROFESSIONAL VENDOR                                  $0     $12,768            $0             $0      $40,906
                                                                  -----------------------------------------------------------------

                                                                  -----------------------------------------------------------------
       TOTAL ALL PROFESSIONALS                                       $738,134    $819,516    $1,313,953     $2,113,380   $1,675,479
                                                                  =================================================================


[Table Continued]
PROFESSIONAL VENDOR                                                 Sept, 2002   Oct, 2002      Nov, 2002     Dec, 2002
-------------------                                                 ----------   ---------      ---------     ---------

Skadden, Arps, Slate, Meagher & Flom (Illinois)                                   $1,795,123      $357,703       $77,647
Zolfo Cooper, LLC                                                      231,683       502,971       192,769
KPMG LLP                                                                             225,536                      31,800
Bingham Dana LLP                                                                      11,629
Dresdner Kleinwort Wasserstein, Inc.
Miller, Buckfire, Lewis                                                              481,767
Donlin, Recano & Company, Inc.                                          24,558        16,904        44,587        17,398
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                            387,916       416,558       140,135       194,866
Young Conaway Stargatt & Taylor LLP                                                   54,253
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                               233,343                     509,600
Groom Law Group                                                         27,510        63,644
McShane                                                                  2,989        12,296                       8,140
Greenberg Traurig LLP
Buck Consultants                                                        13,884        41,136         3,312         7,314
Wind Down Associates, LLC                                                                                         29,096

                                                                  -------------------------------------------------------
       TOTAL PROFESSIONAL VENDOR                                      $688,540    $3,855,160      $738,506      $875,861
                                                                  -------------------------------------------------------

                                                                  -------------------------------------------------------
TOTAL ORDINARY COURSE PROFESSIONAL VENDOR                              $91,785       $81,133       $16,407       $53,888
                                                                  -------------------------------------------------------

                                                                  -------------------------------------------------------
       TOTAL ALL PROFESSIONALS                                        $780,325    $3,936,293      $754,913      $929,749
                                                                  =======================================================


                                                     Polaroid Corporation
                                         Statement of Cash Receipts and Disbursements
                                            Period December 2 - December 31, 2002
                                                        (in U.S. $'s)



                                        Beginning                 Transfers                   Ending
                                        Book                       In/                        Book        Reconciling     Bank
Account Name             Account #      Balance       Receipts     (Out)   Disbursements      Balance        Items       Balance
------------             ---------      -------       --------     -----   -------------      -------        -----       -------

Bank of New York       6903534891/    $9,071,298.64
                       76001691637
Cash Receipts:
-------------

Account transfer

Tax/ escrow refunds                                  $13,225.09

Interest                                              $5,233.09

Other recoveries

Cash Disbursements:
------------------

Professional
fee payments
(See Exhibit A)                                                             $929,748.73

Management and
transitional services                                                        $22,487.27

Other payments made
pursuant to an order
of the Court

All other costs                                                               $1,050.00
                                    --------------   -----------    -------  -----------  -------------  -----------  --------------

Account subtotal
at 12/31/02                         $ 9,071,298.64   $ 18,458.18     $0.00   $953,286.00  $8,136,470.82  $127,034.32  $8,263,505.14


JP Morgan Chase        507-895053   $ 4,026,635.80
Tax Escrow Account

Cash Receipts:
-------------

Interest                                             $ 2,525.20

Cash Disbursements:
------------------

Account transfer

Tax payments
                                    --------------   -----------    -------  -----------  -------------  -----------  --------------

Account subtotal
 at 12/31/02                        $ 4,026,635.80   $  2,525.20     $0.00         $0.00  $ 4,029,161.00       $0.00  $4,029,161.00



                                    --------------   -----------    -------  -----------  -------------  -----------  --------------

Balance at
 December 31, 2002                  $13,097,934.44   $20,983.38      $0.00   $953,286.00  $12,165,631.82 $127,034.32  $12,292,666.14
                                    ==============   ===========   =======  ============ ============== ===========  ==============


         THE
        BANK OF                                                                                BUSINESS BANKING STATEMENT
         NEW
         YORK                                                                                Period:  11/30/02 to 12/31/02
                                                                                                           Page:     1of 3
                                                                                                           Enclosures:  24
                                                                                                                      5487
                                                                                                                - -9 - - K
                            PRIMARY PDC, INC
                            1265 MAIN ST
                            WALTHAM, MA 02451-1743
-----------------------------------------------------------------------------------------------------------------------------
Summary
of Accounts       Account Type              Account No.         Assets                Loans               Credit Available
                  Checking Account          690-3534891       155,000.00
                  Mutual Fund               76001691637     8,108,505.14
                  ...........................................................................................................
                  TOTAL                                     8,263,505.14               .00                       .00

                  -----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Mutual Fund
Information       MUTUAL FUNDS
                  o     are NOT Insured by the FDIC
                  o     are NOT deposits or other obligations of The Bank of New York and are NOT guaranteed by The Bank of New York; and
                  o     are subject to investment risks, including possible loss of principal amount Invested.
-----------------------------------------------------------------------------------------------------
Check    Activity                                                             Account No. 690-3534891
Invest   Date Description                    Debits           Credits                         Balance

         11/30 OPENING BALANCE                                                             155,000.00
         ------------------------------------------------------------------------------------------------
         12/02  2 CHECKS                      75,536.19-                                    81,463.81
         12/02  CHECKINVEST TRANSFER                           73,536.19                   155,000.00
         12/03  1 CHECK                        4,066.60-                                   150.933.40
         12/03  CHECKINVEST TRANSFER                            4,066.60                   155,000.00
         12/05  B/O:POLAROID CORP                               8,116.00                   163,116.00
                2002120501858NPN
         12/05  CHECK INVEST TRANSFER          8,116.00-                                   155,000.00
         12/06  2 CHECKS                     125,582.73-                                    29,417.27
         12/06  CHECKINVEST TRANSFER                          125,582.73                   155,000.00
         12/09  2 CHECKS                      97,224.59-                                    57,775.41
         12/09  CHECKINVEST TRANSFER                           97,224.59                   155,000.00
         12/10  1 CHECK                      509,600.09-                                   354,600.09-
         12/10  CHECKINVEST TRANSFER                          509,600.09                   155,000.00
         12/11  4 CHECKS                      51,428.20-                                   103,571.80
         12/11  CHECKINVEST TRANSFER                           51,428.20                   155,000.00
         12/12  2 CHECKS                       9,114.80-                                   145,885.20
         12/12  CHECKINVEST TRANSFER                            9,114.80                   155,000.00
         12/16  1 CHECK                        9,727.14-                                   145,272.86
         12/16  CHECKINVEST TRANSFER                            9,727.14                   155,000.00
         12/18  B/O:POLAROID CORP                               5,109.09                   160,109.09
                2002121801643NPN


[logo] JPMorganChase                                            November 30, 2002-December 31, 2002
                                                                Page 1 of 1
                                        507 000 T5
POLAROID-DEP IMAGING CORPORATION
PRIMARY PDC, INC.                                               BUSINESS STATEMENT
C/O POLAROID C0RP/ATTN: CEO                                     Customer Service
784 MEMORIAL DRIVE                                              If there are any questions
CAMBRIDGE MA 02139                                              regarding your account, please
                                                                call your Relationship Manager.

                                                                Primary Account Number 507-895053
                                                                Number of Checks Enclosed:   0


Money Market Account 507-895053             POLAROID - OEP IMAGING CORPORATION
=======================================================================================================
Summary                                     Number                                            Amount

  Opening Balance                                                                        $4,026,635.80
  .....................................................................................................
  Deposits and Credits                         1                                             $2,525.20
  .....................................................................................................
  Withdrawals and Debits                                                                         $0.00
  .....................................................................................................
  Checks Paid                                                                                    $0.00
  .....................................................................................................
  Ending Balance                                                                          $4,029,161.00
  .....................................................................................................
  Average Balance                   $4,026,635.87
  .....................................................................................................
  Interest Paid for 31 Day(s)           $2,525.20       Interest Credited Year to Date       $30,270.33

Interest Rate(s):       12/23 to 12/23 at 0.78%
                        12/24 to 12/25 at 0.65%
                        12/26 to 12/26 at 0.78%
                        12/27 to 12/29 at 0.70%
                        12/30 to 12/30 at 0.73%
                        12/31 to 12/31 at 0.66%
=======================================================================================================
Deposits and      Date              Description                                               Amount
Credits           .....................................................................................
                  12/31             Interest Paid                                           $2,525.20
                  .....................................................................................
                  Total                                                                     $2,525.20
=======================================================================================================
Daily Balance     Date              Balance          Date     Balance           Date            Balance
                  ..............................     .................          .......................
                  12/31           $4,029,161.00


CONSOLIDATED POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of December 31, 2002
(in U.S. $'s)


ASSETS
------

TOTAL CASH                                                                                12,165,632

NET RECEIVABLES - THIRD PARTY                                                                285,000
NET RECEIVABLES - INTERCOMPANY                                                                     -
NET INVENTORIES                                                                                    -
TOTAL PREPAID EXPENSES                                                                             -
                                                                                 --------------------
TOTAL CURRENT ASSETS                                                                      12,450,632
                                                                                 --------------------

NET FIXED ASSETS                                                                                   -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                                                            -
OTHER NONCURRENT ASSETS                                                                      462,226

TOTAL NON-CURRENT ASSETS                                                                     462,226
                                                                                 --------------------
TOTAL ASSETS                                                                              12,912,858
                                                                                 ====================


LIABILITIES
-----------
POST-PETITION NOTES                                                                                -
POST-PETITION PAYABLES - THIRD PARTY                                                         960,129
POST-PETITION PAYABLES - INTERCOMPANY                                                              -
TOTAL POST-PETITION ACCRUALS                                                                 795,478
                                                                                 --------------------
TOTAL POST-PETITION CURRENT LIABILITIES                                                    1,755,607

TOTAL POST-PETITION NON-CURRENT LIABILITI                                                          -

TOTAL PREPETITION  LIABILITIES                                                           860,978,847
                                                                                 --------------------
TOTAL LIABILITIES                                                                        862,734,454

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                                                  (849,821,596)
                                                                                 --------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                                                    12,912,858
                                                                                 ====================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of December 31, 2002
(in U.S. $'s)
                                                                                                                         Polaroid
                                                                                    Polaroid       Inner     Polaroid     Digital
                                                Polaroid        Polaroid Latin        Asia         City,     Eyewear,    Solutions,
                                              Corporation        America Corp.     Pacific Ltd.     Inc.       Inc.         Inc.
                                              -----------        -------------     ------------   -------    ---------   ----------

ASSETS
------

TOTAL CASH                                      12,165,632              -               -               -          -            -

NET RECEIVABLES - THIRD PARTY                      285,000              -               -               -          -            -
NET RECEIVABLES - INTERCOMPANY                           -              -               -               -          -            -
NET INVENTORIES                                          -              -               -               -          -            -
TOTAL PREPAID EXPENSES                                   -              -               -               -          -            -

                                              ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            12,450,632              -               -               -          -            -
                                              ------------------------------------------------------------------------------------

NET FIXED ASSETS                                         -              -               -               -          -            -

INVESTMENT IN DEBTOR                            78,611,939              -               -               -          -            -
SUBSIDIARY COMPANI
OTHER NONCURRENT ASSETS                            462,226              -               -               -          -            -

TOTAL NON-CURRENT ASSETS                        79,074,165              -               -               -          -            -
                                              ------------------------------------------------------------------------------------
TOTAL ASSETS                                    91,524,797              -               -               -          -            -
                                              ====================================================================================

LIABILITIES
-----------
POST-PETITION NOTES                                      -              -               -               -          -            -
POST-PETITION PAYABLES - THIRD PARTY               960,129              -               -               -          -            -
POST-PETITION PAYABLES - INTERCOMPANY                    -              -               -               -          -            -
TOTAL POST-PETITION ACCRUALS                       795,478              -               -               -          -            -

                                              ------------------------------------------------------------------------------------
TOTAL POST-PETITION
CURRENT LIABILITIES                              1,755,607              -               -               -          -            -

TOTAL POST-PETITION                                      -              -               -               -          -            -
NON-CURRENT LIABILITI

TOTAL PREPETITION  LIABILITIES                 859,600,046        202,165          64,705          77,106          -            -

                                              ------------------------------------------------------------------------------------
TOTAL LIABILITIES                              861,355,653        202,165          64,705          77,106          -            -

TOTAL SHAREHOLDER'S
EQUITY / (DEFICIT)                            (769,830,856)      (202,165)        (64,705)        (77,106)         -            -
                                              ------------------------------------------------------------------------------------
TOTAL LIABILITIES &
EQUITY / (DEFICIT)                              91,524,797              0               -               -          -            -
                                              ====================================================================================

[TABLE CONTINUED]


                                                Polaroid      Polaroid     Sub Debt          PRD           PRD          Polaroid
                                                    ID       Malaysia,     Partners      Investment,     Capital,        Memorial
                                              Systems, Inc.     Ltd.         Corp.          Inc.           Inc.         Drive LLC
                                              -------------  ---------     --------       ----------     ---------      ---------

ASSETS
------

TOTAL CASH                                              -            -             -               -             -               -

NET RECEIVABLES - THIRD PARTY                           -            -             -               -             -               -
NET RECEIVABLES - INTERCOMPANY                          -            -             -               -             -               -
NET INVENTORIES                                         -            -             -               -             -               -
TOTAL PREPAID EXPENSES                                  -            -             -               -             -               -

                                              -------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                    -            -             -               -             -               -
                                              -------------------------------------------------------------------------------------

NET FIXED ASSETS                                        -            -             -               -             -               -

INVESTMENT IN DEBTOR                                    -            -             -               -             -               -
SUBSIDIARY COMPANIES
OTHER NONCURRENT ASSETS                                 -            -             -               -             -               -

TOTAL NON-CURRENT ASSETS                                -            -             -               -             -               -

                                              -------------------------------------------------------------------------------------
TOTAL ASSETS                                            -            -             -               -             -               -
                                              =====================================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                     -            -             -               -             -               -
POST-PETITION PAYABLES - THIRD PARTY                    -            -             -               -             -               -
POST-PETITION PAYABLES - INTERCOMPANY                   -            -             -               -             -               -
TOTAL POST-PETITION ACCRUALS                            -            -             -               -             -               -

                                              -------------------------------------------------------------------------------------
TOTAL POST-PETITION
CURRENT LIABILITIES                                     -            -             -               -             -               -

TOTAL POST-PETITION
NON-CURRENT LIABILITIES                                 -            -             -               -             -               -

TOTAL PREPETITION LIABILITIES                     828,812      199,078           673               -             -               -

                                              -------------------------------------------------------------------------------------
TOTAL LIABILITIES                                 828,812      199,078           673               -             -               -

TOTAL SHAREHOLDER'S
EQUITY / (DEFICIT)                               (828,812)    (199,078)         (673)              -             -               -

                                              -------------------------------------------------------------------------------------
TOTAL LIABILITIES &
EQUITY / (DEFICIT)                                      -            -             -               -             -               -
                                              =====================================================================================


[TABLE CONTINUED]

                                                                            Polaroid
                                                                              Asia
                                                                            Pacific                  International     Mag
                                                 Polaroid      Polint,   International,      PMC       Polaroid       Media,
                                              Partners, Inc.     Inc.         Inc.           Inc.       Corp.        Limited
                                              --------------  --------   --------------    -------   -------------   --------
ASSETS
------

TOTAL CASH                                             -           -              -           -             -           -

NET RECEIVABLES - THIRD PARTY                          -           -              -           -             -           -
NET RECEIVABLES - INTERCOMPANY                         -           -              -           -             -           -
NET INVENTORIES                                        -           -              -           -             -           -
TOTAL PREPAID EXPENSES                                 -           -              -           -             -           -

                                              -------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                   -           -              -           -             -           -
                                              -------------------------------------------------------------------------------

NET FIXED ASSETS                                       -           -              -           -             -           -

INVESTMENT IN DEBTOR                                   -           -              -           -             -           -
SUBSIDIARY COMPANI
OTHER NONCURRENT ASSETS                                -           -              -           -             -           -

TOTAL NON-CURRENT ASSETS                               -           -              -           -             -           -

                                              -------------------------------------------------------------------------------
TOTAL ASSETS                                           -           -              -           -             -           -
                                              ===============================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                    -           -              -           -             -           -
POST-PETITION PAYABLES - THIRD PARTY                   -           -              -           -             -           -
POST-PETITION PAYABLES - INTERCOMPANY                  -           -              -           -             -           -
TOTAL POST-PETITION ACCRUALS                           -           -              -           -             -           -

                                              -------------------------------------------------------------------------------
TOTAL POST-PETITION                                    -           -              -           -             -           -
CURRENT LIABILITI

TOTAL POST-PETITION                                    -           -              -           -             -           -
NON-CURRENT LIABILITIES

TOTAL PREPETITION LIABILITIES                          -           -          6,034         228             -           -

                                              -------------------------------------------------------------------------------
TOTAL LIABILITIES                                      -           -          6,034         228             -           -

TOTAL SHAREHOLDER'S                                    -           -         (6,034)       (228)            -           -
EQUITY / (DEFICIT)

                                              -------------------------------------------------------------------------------
TOTAL LIABILITIES &                                    -           -              -           -             -           -
EQUITY / (DEFICIT)
                                              ===============================================================================


[TABLE CONTINUED]
                                                        Polaroid    Polaroid
                                         Polaroid         Dry         Online
                                          Eyewear        Imaging     Services,                    US
                                        Far East Inc.     LLC          Inc.      Subtotal    Adjustments  Eliminations     Total
                                        -------------   ---------    ---------   --------    -----------  ------------   ---------
ASSETS
------

TOTAL CASH                                   -             -            -       12,165,632             -           -     12,165,632

NET RECEIVABLES - THIRD PARTY                -             -            -          285,000             -           -        285,000
NET RECEIVABLES - INTERCOMPANY               -             -            -                -             -           -              -
NET INVENTORIES                              -             -            -                -             -           -              -
TOTAL PREPAID EXPENSES                       -             -            -                -             -           -              -

                                        --------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                         -             -            -       12,450,632             -           -     12,450,632
                                        --------------------------------------------------------------------------------------------

NET FIXED ASSETS                             -             -            -                -             -           -              -

INVESTMENT IN DEBTOR                         -             -            -       78,611,939   (78,461,939)   (150,000)            (0)
SUBSIDIARY COMPANI
OTHER NONCURRENT ASSETS                      -             -            -          462,226             -           -        462,226

TOTAL NON-CURRENT ASSETS                     -             -            -       79,074,165   (78,461,939)   (150,000)       462,226

                                        --------------------------------------------------------------------------------------------
TOTAL ASSETS                                 -             -            -       91,524,797   (78,461,939)   (150,000)    12,912,858
                                        ============================================================================================


LIABILITIES
POST-PETITION NOTES                          -             -            -                -             -           -              -
POST-PETITION PAYABLES - THIRD PARTY         -             -            -          960,129             -           -        960,129
POST-PETITION PAYABLES - INTERCOMPANY        -             -            -                -             -           -              -
TOTAL POST-PETITION ACCRUALS                 -             -            -          795,478             -           -        795,478

                                        --------------------------------------------------------------------------------------------
TOTAL POST-PETITION                          -             -            -        1,755,607             -           -      1,755,607
CURRENT LIABILITIES

TOTAL POST-PETITION                          -             -            -                -             -           -              -
NON-CURRENT LIABILITIES

TOTAL PREPETITION LIABILITIES                -             -            -      860,978,847             -           -    860,978,847

                                        --------------------------------------------------------------------------------------------
TOTAL LIABILITIES                            -             -            -      862,734,454             -           -    862,734,454

TOTAL SHAREHOLDER'S
EQUITY / (DEFICIT)
                                             -             -            -      (771,209,657) (78,461,939)   (150,000)  (849,821,596)
                                        --------------------------------------------------------------------------------------------
TOTAL LIABILITIES &
EQUITY / (DEFICIT)                           -             -            -       91,524,797   (78,461,939)   (150,000)    12,912,858
                                        ============================================================================================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of December 31, 2002
(in U.S. $'s)                                                    Polaroid      Polaroid                                   Polaroid
                                                                  Latin          Asia         Inner       Polaroid        Digital
                                                Polaroid         America       Pacific        City,       Eyewear,       Solutions,
                                               Corporation        Corp.          Ltd.          Inc.        Inc.             Inc.
                                             --------------------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                 17,858,030              -            -             -          -                 -
     Non-Interest Overdrafts                             -              -            -             -          -                 -
     Current Long-Term Debt                    573,900,990              -            -             -          -                 -
                                             -------------------------------------------------------------------------------------
PRE-PETITION NOTES                             591,759,019              -            -             -          -                 -

Pre-Petition Payables
     Trade Accounts Payable                     58,663,695        162,520            -        77,106          -                 -
     Interco Payables-US to Foreign                      -              -            -             -          -                 -
     Interco Payables-Foreign to US                      -              -            -             -          -                 -
     Interco Payables-Domestic Subs                      -              -            -             -          -                 -
     Interco Payables-Foreign Subs                       -              -            -             -          -                 -
                                             -------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                     58,663,695        162,520            -        77,106          -                 -

Pre-Petition Accruals:
     Reserve Restructuring                      11,452,323              -            -             -          -                 -
     Accrued Payroll & Related Expenses          8,692,842              -       64,705             -          -                 -
     Accrued Tax & Gov't Accounts                        -              -            -             -          -                 -
     Accrued Income Taxes                          (17,456)             -            -             -          -                 -
     Deferred Income Tax - Current                       -              -            -             -          -                 -
     Accrued Warranty                                    -              -            -             -          -                 -
     Other Accrued Liabilities                  48,992,819         31,007            -             -          -                 -
     Post-Retirement Medical                             -              -            -             -          -                 -
     Post-Employment Benefits                            -              -            -             -          -                 -
     Other Accrued Taxes                        11,984,603              -            -             -          -                 -
                                             -------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                     81,105,132         31,007       64,705             -          -                 -

                                             -------------------------------------------------------------------------------------
TOTAL PRE-PETITION                             731,527,846        193,527       64,705        77,106          -                 -
CURRENT LIABILITIES
                                             -------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                             -              -            -             -          -                 -
     Post-Employment Benefits                   31,510,165              -            -             -          -                 -
     Long-Term Debt                                      -              -            -             -          -                 -
     Deferred Taxes                              1,891,782          8,639            -             -          -                 -
     Other                                      94,670,253              -            -             -          -                 -
                                             -------------------------------------------------------------------------------------
TOTAL PRE-PETITION
NON-CURRENT LIABILITIES
                                               128,072,199          8,639            -             -          -                 -
                                             -------------------------------------------------------------------------------------
TOTAL PRE-PETITION
LIABILITIES                                    859,600,046        202,165       64,705        77,106          -                 -
                                             =====================================================================================


[TABLE CONTINUED]

                                                   Polaroid
                                                      ID        Polaroid     Sub Debt         PRD                         Polaroid
                                                   Systems,    Malaysia,    Partners,     Investment,        PRD          Memorial
                                                     Inc.         Ltd.        Corp.           Inc.      Capital, Inc.    Drive LLC
                                                 ----------------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                          -            -            -            -             -                -
     Non-Interest Overdrafts                             -            -            -            -             -                -
     Current Long-Term Debt                              -            -            -            -             -                -
                                                 ----------------------------------------------------------------------------------
PRE-PETITION NOTES                                       -            -            -            -             -                -

Pre-Petition Payables
     Trade Accounts Payable                        614,635            -            -            -             -                -
     Interco Payables-US to Foreign                      -            -            -            -             -                -
     Interco Payables-Foreign to US                      -            -            -            -             -                -
     Interco Payables-Domestic Subs                      -            -            -            -             -                -
     Interco Payables-Foreign Subs                       -            -            -            -             -                -
                                                 ----------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                        614,635            -            -            -             -                -

Pre-Petition Accruals:
     Reserve Restructuring                               -            -            -            -             -                -
     Accrued Payroll & Related Expenses                  -            -            -            -             -                -
     Accrued Tax & Gov't Accounts                        -            -            -            -             -                -
     Accrued Income Taxes                          214,177      199,078            -            -             -                -
     Deferred Income Tax - Current                       -            -            -            -             -                -
     Accrued Warranty                                    -            -            -            -             -                -
     Other Accrued Liabilities                           -            -          673            -             -                -
     Post-Retirement Medical                             -            -            -            -             -                -
     Post-Employment Benefits                            -            -            -            -             -                -
     Other Accrued Taxes                                 -            -            -            -             -                -
                                                 ----------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                        214,177      199,078          673            -             -                -

                                                 ----------------------------------------------------------------------------------
TOTAL PRE-PETITION                                 828,812      199,078          673            -             -                -
CURRENT LIABILITIES
                                                 ----------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                             -            -            -            -             -                -
     Post-Employment Benefits                            -            -            -            -             -                -
     Long-Term Debt                                      -            -            -            -             -                -
     Deferred Taxes                                      -            -            -            -             -                -
     Other                                               -            -            -            -             -                -
                                                 --------------------------------------------------------------------------------
TOTAL PRE-PETITION                                       -            -            -            -             -                -
NON-CURRENT LIABILITIES

                                                 --------------------------------------------------------------------------------
TOTAL PRE-PETITION                                 828,812      199,078          673            -             -                -
LIABILITIES
                                                 ================================================================================

[TABLE CONTYINUED]

                                                                           Polaroid
                                                                             Asia
                                                  Polaroid                  Pacific                    olaroid         Mag
                                                  Partners,   Polint,   International,                   Cor          Media,
                                                    Inc.        Inc.          Inc.      PMC, Inc.    International   Limited
                                                 ----------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                         -          -               -          -           -                -
     Non-Interest Overdrafts                            -          -               -          -           -                -
     Current Long-Term Debt                             -          -               -          -           -                -
                                                 ----------------------------------------------------------------------------
PRE-PETITION NOTES                                      -          -               -          -           -                -

Pre-Petition Payables
     Trade Accounts Payable                             -          -               -          -           -                -
     Interco Payables-US to Foreign                     -          -               -          -           -                -
     Interco Payables-Foreign to US                     -          -               -          -           -                -
     Interco Payables-Domestic Subs                     -          -               -          -           -                -
     Interco Payables-Foreign Subs                      -          -               -          -           -                -
                                                 ----------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                             -          -               -          -           -                -

Pre-Petition Accruals:
     Reserve Restructuring                              -          -               -          -           -                -
     Accrued Payroll & Related Expenses                 -          -           6,034          -           -                -
     Accrued Tax & Gov't Accounts                       -          -               -          -           -                -
     Accrued Income Taxes                               -          -               -        228           -                -
     Deferred Income Tax - Current                      -          -               -          -           -                -
     Accrued Warranty                                   -          -               -          -           -                -
     Other Accrued Liabilities                          -          -               -          -           -                -
     Post-Retirement Medical                            -          -               -          -           -                -
     Post-Employment Benefits                           -          -               -          -           -                -
     Other Accrued Taxes                                -          -               -          -           -                -
                                                 ----------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                             -          -           6,034        228           -                -

                                                 ----------------------------------------------------------------------------
TOTAL PRE-PETITION                                      -          -           6,034        228           -                -
CURRENT LIABILITIES
                                                 ----------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                            -          -               -          -           -                -
     Post-Employment Benefits                           -          -               -          -           -                -
     Long-Term Debt                                     -          -               -          -           -                -
     Deferred Taxes                                     -          -               -          -           -                -
     Other                                              -          -               -          -           -                -
                                                 ----------------------------------------------------------------------------
TOTAL PRE-PETITION                                      -          -               -          -           -                -
NON-CURRENT LIABILITIES

                                                 ----------------------------------------------------------------------------
TOTAL PRE-PETITION                                      -          -           6,034        228           -                -
LIABILITIES
                                                 ============================================================================


[TABLE CONTYINUED]

                                            Polaroid      Polaroid    Polaroid
                                             Eyewear        Dry       Online
                                            Far East       Imaging    Services,                    US
                                               Inc.         LLC         Inc.       Subtotal    Adjustments  Eliminations   Total
                                           ----------------------------------------------------------------------- --------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                   -             -         -        17,858,030       -           -      17,858,030
     Non-Interest Overdrafts                      -             -         -                 -       -           -               -
     Current Long-Term Debt                       -             -         -       573,900,990       -           -     573,900,990
                                           ----------------------------------------------------------------------- ---------------
PRE-PETITION NOTES                                -             -         -       591,759,019       -           -     591,759,019

Pre-Petition Payables
     Trade Accounts Payable                       -             -         -        59,517,956       -           -      59,517,956
     Interco Payables-US to Foreign               -             -         -                 -       -           -               -
     Interco Payables-Foreign to US               -             -         -                 -       -           -               -
     Interco Payables-Domestic Subs               -             -         -                 -       -           -               -
     Interco Payables-Foreign Subs                -             -         -                 -       -           -               -
                                           ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                       -             -         -        59,517,956       -           -      59,517,956

Pre-Petition Accruals:
     Reserve Restructuring                        -             -         -        11,452,323       -           -      11,452,323
     Accrued Payroll & Related Expenses           -             -         -         8,763,581       -           -       8,763,581
     Accrued Tax & Gov't Accounts                 -             -         -                 -       -           -               -
     Accrued Income Taxes                         -             -         -           396,027       -           -         396,027
     Deferred Income Tax - Current                -             -         -                 -       -           -               -
     Accrued Warranty                             -             -         -                 -       -           -               -
     Other Accrued Liabilities                    -             -         -        49,024,499       -           -      49,024,499
     Post-Retirement Medical                      -             -         -                 -       -           -               -
     Post-Employment Benefits                     -             -         -                 -       -           -               -
     Other Accrued Taxes                          -             -         -        11,984,603       -           -      11,984,603
                                           ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                       -             -         -        81,621,033       -           -     81,621,033

                                           ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION                                -             -         -       732,898,009       -           -    732,898,009
CURRENT LIABILITIES
                                           ---------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                      -             -         -                 -       -           -               -
     Post-Employment Benefits                     -             -         -        31,510,165       -           -      31,510,165
     Long-Term Debt                               -             -         -                 -       -           -               -
     Deferred Taxes                               -             -         -         1,900,421       -           -       1,900,421
     Other                                        -             -         -        94,670,253       -           -      94,670,253
                                           ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION                                -             -         -       128,080,838       -           -    128,080,838
NON-CURRENT LIABILITIES

                                           ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION                                -             -         -       860,978,847       -           -     860,978,847
LIABILITIES
                                           =======================================================================================


Polaroid Corporation
Statement of Operations and Taxes
For the period 12/02/02 - 12/31/02
(in U.S.$'s)

Debtor Name:            Polaroid Corporation
Case No:                01-10864





Except for those taxes triggered by the sale transaction on July 31, 2002, for for which funds were either paid or provided for in a tax escrow account, no additional taxes were incurred or paid by Primary PDC, Inc. (formerly Polaroid Corporation) or the other Debtor companies in December 2002.



                                                 POLAROID CORPORATION                                             Exhibit A
                                           PROFESSIONAL FEE PAYMENT SUMMARY

                  PROFESSIONAL VENDOR                     Nov, 2001      Dec, 2001    Jan, 2002    Feb, 2002     Mar, 2002

Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                                      $965,791
Zolfo Cooper, LLC                                                                                     $340,166       $225,000
KPMG LLP
Bingham Dana LLP
--------------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.                                                                                 $335,796
Miller, Buckfire, Lewis
--------------------------------------------------------
Donlin, Recano & Company, Inc.                                 $19,500                                 $85,611        $25,000
Akin, Gump, Strauss, Hauer & Feld, L..L..P.
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                                                $351,399
Groom Law Group
McShane
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC

                                                        ----------------------------------------------------------------------
       TOTAL                                                   $19,500            $0           $0     $777,176     $1,551,587
                                                        ----------------------------------------------------------------------

          ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP                                                                        $8,400
Foley Hoag & Eliot
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services
Goodwin Procter
Ikon Office Solutions
Kekst & Company Inc
JP Morgan
Kilkpatrick & Lockhart LLP
David Feldman & Associates
Davies Polk & Wardwell
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC
Coffman, De Fries & Northern
American Stock Transfer & Trust
FTI Consultants
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP
Baker & McKenzie

                                                        ----------------------------------------------------------------------
       TOTAL                                                        $0            $0       $8,400           $0             $0
                                                        ----------------------------------------------------------------------

                                                        ----------------------------------------------------------------------
       TOTAL ALL PROFESSIONALS                                 $19,500            $0       $8,400     $777,176     $1,551,587
                                                        ======================================================================


[Table Continued]
                  PROFESSIONAL VENDOR                     Apr, 2002    May, 2002    June, 2002      July, 2002    August, 2002

Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                         $552,209     $1,049,686
Zolfo Cooper, LLC                                            $304,000    $286,000         547,000       $256,834       $263,542
KPMG LLP                                                                 $320,269          14,953                       $86,663
Bingham Dana LLP
--------------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.                                                                    $711,204
Miller, Buckfire, Lewis
--------------------------------------------------------
Donlin, Recano & Company, Inc.                                $30,000     $55,000          98,000                      $118,285
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                  $264,468                     324,000       $214,532       $111,431
Young Conaway Stargatt & Taylor LLP                                                                           $0
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.       $130,000    $125,000         130,000       $378,601
Groom Law Group                                                                           200,000
McShane                                                        $9,666     $20,479                                        $4,966
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC
                                                        -----------------------------------------------------------------------
       TOTAL                                                 $738,134    $806,748      $1,313,953     $2,113,380     $1,634,573
                                                        -----------------------------------------------------------------------

          ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP                                                       $12,768
Foley Hoag & Eliot                                                                                                          440
Horal & Chvosta Law Offices                                                                                                2125
Merrill Communication                                                                                                     11567
Pro-Legal Services                                                                                                         1625
Goodwin Procter                                                                                                            9722
Ikon Office Solutions                                                                                                     15427
Kekst & Company Inc
JP Morgan
Kilkpatrick & Lockhart LLP
David Feldman & Associates
Davies Polk & Wardwell
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC
Coffman, De Fries & Northern
American Stock Transfer & Trust
FTI Consultants
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP
Baker & McKenzie

                                                         -----------------------------------------------------------------------
       TOTAL                                                       $0     $12,768              $0             $0        $40,906
                                                        -----------------------------------------------------------------------

                                                        -----------------------------------------------------------------------
       TOTAL ALL PROFESSIONALS                               $738,134    $819,516      $1,313,953     $2,113,380     $1,675,479
                                                        =======================================================================


[Table Continued]
                  PROFESSIONAL VENDOR                     Sept, 2002    Oct, 2002        Nov, 2002      Dec, 2002

Skadden, Arps, Slate, Meagher & Flom (Illinois)                           $1,795,123         $ 357,703        77647
Zolfo Cooper, LLC                                               231683      $502,971         $ 192,769
KPMG LLP                                                                    $225,536                          31800
Bingham Dana LLP                                                             $11,629
--------------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.
Miller, Buckfire, Lewis                                                     $481,767
--------------------------------------------------------
Donlin, Recano & Company, Inc.                                   24558       $16,904          $ 44,587        17398
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                     387916      $416,558         $ 140,135       194866
Young Conaway Stargatt & Taylor LLP                                          $54,253
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                      $233,343                         509600
Groom Law Group                                                  27510       $63,644
McShane                                                           2989       $12,296                           8140
Greenberg Traurig LLP
Buck Consultants                                                 13884         41136           $ 3,312         7314
Wind Down Associates, LLC                                                                                     29096

                                                        ------------------------------------------------------------
       TOTAL                                                  $688,540    $3,855,160          $738,506       875861
                                                        ------------------------------------------------------------

          ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP
Foley Hoag & Eliot
Horal & Chvosta Law Offices                                          0
Merrill Communication                                                           1795
Pro-Legal Services
Goodwin Procter                                                                 5705                            606
Ikon Office Solutions
Kekst & Company Inc                                              13683
JP Morgan                                                            0                                         1825
Kilkpatrick & Lockhart LLP                                       10263         46672          $ 16,407         7712
David Feldman & Associates                                       15550
Davies Polk & Wardwell                                           43336         13258
Thommessen Krefting Greve LLP                                     2221
Duplicating USC, Inc.                                             6732
Hewitt Associates LLC                                                0          7213                           2094
Coffman, De Fries & Northern                                         0          3290
American Stock Transfer & Trust                                      0          3200                           6400
FTI Consultants                                                                                               14390
Baker Botts, LLP                                                                                                119
Reimer & Braunstein, LLP                                                                                       3064
Morrison & Forester, LLP                                                                                      17012
Baker & McKenzie                                                                                                666

                                                        ------------------------------------------------------------
       TOTAL                                                   $91,785       $81,133           $16,407        53888
                                                        ------------------------------------------------------------

                                                        ------------------------------------------------------------
       TOTAL ALL PROFESSIONALS                                $780,325    $3,936,293          $754,913     $929,749
                                                        ============================================================

                                   Exhibit B

                   Monthly Operating Reports Service Parties

Kevin Pond
Polaroid Corporation
f/k/a Primary PDC, Inc.
1265 Main Street
Waltham, MA 02451
By Overnight Courier

Mark Kenney, Esq.
Office of the U.S. Trustee
844 King Street
Wilmington, DE  19899
By Hand-Delivery

Brendan Linehan Shannon, Esq.
Young Conaway Stargatt & Taylor LLP
The Brandywine Building, 17th Floor
1000 West Street
P.O. Box 391
Wilmington, DE 19899
By Hand-Delivery

Fred Hodara, Esq.
Philip Dublin, Esq.
Akin, Gump, Strauss, Hauer
  & Feld, L.L.P.
590 Madison Avenue
New York, NY 10022
By Overnight Courier

Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
By Overnight Courier

Robert Scheibe, Esq.
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178
By Overnight Courier

William H. Sudell, Jr., Esq.
Morris Nichols, Arsht & Tunnell
1201 North Market Street
Wilmington, DE 19899
By Hand-Delivery

Patricia Schrage, Esq.
Securities & Exchange Commission
New York Office
Branch/Reorganization
233 Broadway
New York, NY  10279
By Overnight Courier

                                                                  EXHIBIT 99.2



                     IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - x
                                        :
In re:                                  :    Chapter 11
                                        :
POLAROID CORPORATION,                   :    Case No. 01-10864 (PJW)
         et al.,                        :
                                        :    Jointly Administered
                           Debtors.     :
                                        :    Related Docket No. 2240
- - - - - - - - - - - - - - - - - - - - x


                       NOTICE OF FILING OF AMENDMENT TO
                   MONTHLY OPERATING REPORTS FOR PERIOD FROM
                  DECEMBER 2, 2002 THROUGH DECEMBER 31, 2002


         PLEASE TAKE NOTICE that on February 5, 2003, the debtors and debtors-in-possession in the above-captioned cases (the "Debtors") filed with the United States Bankruptcy Court for the District of Delaware the Amendment to Monthly Operating Reports of Polaroid Corporation, et al., for the period
                                                      -- --
from December 2, 2002 through December 31, 2002, attached hereto as Exhibit A (the "Amendment"). The Amendment supplements the Monthly Operating Reports for the period from December 2, 2002 through December 31, 2002 (Docket No. 2240), filed by the Debtors on February 4, 2003.

         PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        February 5, 2003

                                    /s/ Mark L. Desgrosseilliers
                                    ________________________________________
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Mark L. Desgrosseilliers (I.D. No. 4083)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                            - and -

                                    Eric W. Kaup
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606
                                    (312) 407-0700

                                    Attorneys for Debtors and
                                      Debtors-in-Possession

                                   EXHIBIT A



         THE
        BANK OF                                                           BUSINESS BANKING STATEMENT
         NEW
         YORK                                                           Period:  11/30/02 to 12/31/02
                                                                                      Page:     1of 3
                                                                                      Enclosures:  24
                                                                                                 5487
                                                                                           - -9 - - K
                            PRIMARY PDC, INC
                            1265 MAIN ST
                            WALTHAM, MA 02451-1743
-------------------------------------------------------------------------------------------------------
Summary
of Accounts       Account Type              Account No.       Assets         Loans    Credit Available
                  Checking Account          690-3534891       155,000.00
                  Mutual Fund               76001691637     8,108,505.14
                  .....................................................................................
                  TOTAL                                     8,263,505.14       .00              .00
-------------------------------------------------------------------------------------------------------

Mutual Fund
Information      MUTUAL FUNDS
                 o     are NOT Insured by the FDIC
                 o     are NOT deposits or other obligations of The Bank of New York and are NOT guaranteed by The Bank of New York; and
                 o     are subject to investment risks, including possible loss of principal amount Invested.
-------------------------------------------------------------------------------------------------------
Check    Activity                                                             Account No. 690-3534891
Invest   Date Description                    Debits           Credits                         Balance
         ...............................................................................................
         11/30 OPENING BALANCE                                                             155,000.00
         -----------------------------------------------------------------------------------------------
         12/02  2 CHECKS                    73,536.19-                                     81,463.81
         12/02  CHECKINVEST TRANSFER                       73,536.19                       155,000.00
         12/03  1 CHECK                      4,066.60-                                     150.933.40
         12/03  CHECKINVEST TRANSFER                        4,066.60                       155,000.00
         12/05  B/O:POLAROID CORP                           8,116.00                       163,116.00
                2002120501858NPN
         12/05  CHECKINVEST TRANSFER         8,116.00-                                     155,000.00
         12/06  2 CHECKS                   125,582.73-                                      29,417.27
         12/06  CHECKINVEST TRANSFER                      125,582.73                       155,000.00
         12/09  2 CHECKS                    97,224.59-                                      57,775.41
         12/09  CHECKINVEST TRANSFER                       97,224.59                       155,000.00
         12/10  1 CHECK                    509,600.09-                                     354,600.09-
         12/10  CHECKINVEST TRANSFER                      509,600.09                       155,000.00
         12/11  4 CHECKS                    51,428.20-                                     103,571.80
         12/11  CHECKINVEST TRANSFER                       51,428.20                       155,000.00
         12/12  2 CHECKS                     9,114.80-                                     145,885.20
         12/12   CHECKINVEST TRANSFER                       9,114.80                       155,000.00
         12/16  1 CHECK                      9,727.14-                                     145,272.86
         12/16  CHECKINVEST TRANSFER                        9,727.14                       155,000.00
         12/18  B/O:POLAROID CORP                           5,109.09                       160,109.09
                2002121801643NPN



         THE
        BANK OF                                                           BUSINESS BANKING STATEMENT
         NEW
         YORK                                                          Period:  11/30/02 to 12/31/02
                                                                                   Page:     2 of  3

                                                                                                5488
                                                                                          - -9 - - K

----------------------------------------------------------------------------------------------------------
Check      Activity                                                               Account No. 690-3534891
Invest
Continued  Date Description                Debits           Credits                             Balance
           -------------------------------------------------------------------------------------------------
           12/18  2 CHECKS                 16,484.00-                                        143,625.09
           12/18  CHECKINVEST TRANSFER                       11,374.91                       155,000.00
           12/24  3 CHECKS                113,508.35-                                         41,491.65
           12/24  CHECKINVEST TRANSFER                      113,508.35                       155,000.00
           12/26  3 CHECKS                 12,451.13-                                        142,548.87
           12/26  CHECKINVEST TRANSFER                       12,451.13                       155,000.00
           12/30  1 CHECK                   7,712.00-                                        147,288.00
           12/30  CHECKINVEST TRANSFER                        7,712.00                       155,000.00
                    TOTAL               1,038,551.82-     1,038,551.82
------------------------------------------------------------------------------------------------------------
           12/31 CLOSING BALANCE                                                             155,000.00
------------------------------------------------------------------------------------------------------------
           Summary of Checks

           Check    Date         Amount         Check              Date           Amount
           1141     12/06        3,312.00       1161               12/11          1,870.00
           1144*    12/02        1,750.00       1164*              12/12            975.00
           1145     12/02       71,786.19       1165               12/16          9,727.14
           1149*    12/06      122,270.73       1166               12/26            666.00
           1150     12/03        4,066.60       1167               12/18         14,390.00
           1153*    12/09       97,106.09       1168               12/18          2,094.00
           1154     12/09          118.50       1170*              12/24         15,141.81
           1155     12/11       17,397.62       1171               12/24         97,760.62
           1156     12/11       29,096.03       1174*              12/24            605.92
           1158*    12/10      509,600.09       1175               12/30          7,712.00
           1159     12/12        8,139.80       1176               12/26            715.00
           1160     12/11        3,064.55       1177               12/26         11,070.13

           * Indicates skip in check number order.
----------------------------------------------------------------------------------------------------------------
Important
Information       Please examine and reconcile this statement promptly.
                  Notice:  See reverse side and any inserts for important information.



         THE
        BANK OF                                                              BUSINESS BANKING STATEMENT
         NEW
         YORK                                                             Period:  11/30/02 to 12/31/02
                                                                          Page:     3 of  3


                                                                                                   5489
                                                                                             - -9 - - K

----------------------------------------------------------------------------------------------------------

Check    Summary                                                                 Account No. 690-353489
Invest
         Date     Description            Debits            Credits                         Balance

         Summary for Fund Account - 76001691637
         BNY Hamilton Money Fund Classic Shares
         -------------------------------------------------------------------------------------------------
         12/31    TOTAL TRANSFERS TO FUND                                                   8,116.00
         12/31    TOTAL TRANSFERS FROM FUND                                             1,025,326.73
         12/31    DIVIDEND THIS PERIOD                                                      5,233.09
         12/31    CLOSING FUND BALANCE                                                  8,108.505.14

         12/31    MONTHLY ACTIVITY COUNT                                                          24
         12/31    ALLOWABLE ACTIVITY COUNT                                                     3,000
         12/31    MONTHLY AVERAGE BALANCE                                                 155,000.00
         12/31    MONTHLY TARGET BALANCE                                                  155,000.00

         CheckInvest Reconciliation - Plan 3 Level 15

         12/31    CLOSING CHECKING BALANCE                                                155,000.00
         12/31    ADJUSTMENTS FOR PENDING FUND TRANSFERS                                         .00
         12/31    CLOSING FUND BALANCE                                                  8,108,505.14
         12/31    TOTAL CLOSING CHECKINVEST BALANCE                                     8,263,505.14

                                       1

                                   EXHIBIT B



                   Monthly Operating Reports Service Parties

Kevin Pond
Polaroid Corporation
f/k/a Primary PDC, Inc.
1265 Main Street
Waltham, MA 02451
By Overnight Courier

Mark Kenney, Esq.
Office of the U.S. Trustee
844 King Street
Wilmington, DE  19899
By Hand-Delivery

Brendan Linehan Shannon, Esq.
Young Conaway Stargatt & Taylor LLP
The Brandywine Building, 17th Floor
1000 West Street
P.O. Box 391
Wilmington, DE 19899
By Hand-Delivery

Fred Hodara, Esq.
Philip Dublin, Esq.
Akin, Gump, Strauss, Hauer
  & Feld, L.L.P.
590 Madison Avenue
New York, NY 10022
By Overnight Courier

Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
By Overnight Courier

Robert Scheibe, Esq.
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178
By Overnight Courier

William H. Sudell, Jr., Esq.
Morris Nichols, Arsht & Tunnell
1201 North Market Street
Wilmington, DE 19899
By Hand-Delivery

Patricia Schrage, Esq.
Securities & Exchange Commission
New York Office
Branch/Reorganization
233 Broadway
New York, NY  10279
By Overnight Courier